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                                                                    EXHIBIT 10.4



                          REGISTRATION RIGHTS AGREEMENT


                           dated as of August 13, 1999


                                      among


                          TECHNOLOGY SOLUTIONS COMPANY

                                       and

            THE HOLDERS OF REGISTRABLE SECURITIES REFERRED TO HEREIN



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                          REGISTRATION RIGHTS AGREEMENT

          REGISTRATION RIGHTS AGREEMENT dated as of August 13, 1999 among Technology Solutions Company, a Delaware corporation (the "Issuer"), and the Investors (as defined herein).

          WHEREAS, pursuant to that certain Common Stock Purchase and Sale Agreement dated August 13, 1999 by and among the Issuer and the Investors (the "Stock Purchase Agreement"), the Investors purchased shares of Common Stock (as defined herein) from the Issuer and the Issuer agreed to provide certain rights to the Holders (as defined herein) to cause the shares so purchased to be registered pursuant to the Securities Act (as defined herein); and

          WHEREAS, the parties hereto desire to set forth the Holders' rights and the Issuer's obligations to cause the registration of the Registrable Securities (as defined herein) pursuant to the Securities Act;

          NOW, THEREFORE, in consideration of the purchase by the Investors of the shares of Common Stock pursuant to the Stock Purchase Agreement and the mutual promises, representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:


                                    ARTICLE 1

                                   DEFINITIONS

          Section 1.1. Definitions. Terms used herein and not defined shall have the meaning given to such terms in the Stock Purchase Agreement. In addition, the following terms, as used herein, shall have the following respective meanings:

          "Commission" means the Securities and Exchange Commission or any successor governmental body or agency.

          "Common Stock" means (i) the common stock, par value $.01 per share, of the Issuer and (ii) shares of capital stock of the Issuer issued by the Issuer in respect of or in exchange for shares of such common stock in connection with any stock dividend or distribution, stock split-up, recapitalization, recombination or exchange by the Issuer generally of shares of such common stock.

          "Demand Registration" has the meaning ascribed thereto in Section 2.1(a).

          "Demand Request" has the meaning ascribed thereto in Section 2.1(a).

          "Disadvantageous Condition" has the meaning ascribed thereto in
Section 2.3.


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          "Holder" means a person who owns Registrable Securities and is an
Investor.

          "Investors" means the parties listed as "Investors" on the signature pages hereto.

          "Majority Selling Holders" means those Selling Holders whose Registrable Securities included in such registration represent a majority of the Registrable Securities of all Selling Holders included therein.

          "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or other agency or political subdivision thereof.

          "Registrable Securities" means Common Stock acquired by the Holders pursuant to the Stock Purchase Agreement and any shares of stock or other securities into which or for which such Common Stock may hereafter be changed, converted or exchanged upon any reclassification, share combination, share subdivision, share dividend or similar transaction or event. As to any particular Registrable Securities, such Registrable Securities shall cease to be Registrable Securities as soon as (i) such Registrable Securities have been sold or otherwise disposed of pursuant to a registration statement that was filed with the Commission in accordance with this Agreement and declared effective under the Securities Act, (ii) they shall have been otherwise sold, transferred or disposed of by a Holder to any Person that is not a Holder, or (iii) they shall have ceased to be outstanding.

          "Registration Expenses" means any and all expenses incident to performance of or compliance with any registration of securities pursuant to
Article 2, including (i) the fees, disbursements and expenses of the Issuer's counsel and accountants (including in connection with the delivery of opinions and/or comfort letters) in connection with this Agreement and the performance of the Issuer's obligations hereunder; (ii) all expenses, including filing fees, in connection with the preparation, printing and filing of one or more registration statements hereunder; (iii) the cost of printing or producing any agreements among underwriters, underwriting agreements, and blue sky or legal investment memoranda; (iv) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the securities to be disposed of; (v) transfer agents' and registrars' fees and expenses in connection with such offering; (vi) all security engraving and security printing expenses; (vii) all fees and expenses payable in connection with the listing of the Registrable Securities on any securities exchange or automated interdealer quotation system on which the Common Stock is then listed; and (viii) all reasonable fees and expenses of one legal counsel for the Holders in connection with the Demand Registration, which legal counsel shall be selected by the Majority Selling Holders; provided, that Registration Expenses shall exclude (x) all underwriting discounts and commissions, selling or placement agent or broker fees and commissions, and transfer taxes, if any, in connection with the sale of any securities, and (y) the fees and expenses of counsel for any Holder (other than pursuant to clause (viii)); provided, however, that the Issuer shall not be required to pay for any expenses of any registration



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proceeding begun pursuant to Section 2.1 if the registration is subsequently withdrawn at the request of the Majority Selling Holders (in which case all Selling Holders shall bear such expense); provided, however, that if at the time of such withdrawal, the Majority Selling Holders have learned of a material adverse change in the condition, business or prospects of the Issuer at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Issuer of such material adverse change, then the Majority Selling Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 2.1.

          "Rule 144" means Rule 144 (or any successor rule to similar effect) promulgated under the Securities Act.

          "Rule 145" means Rule 145 (or any successor rule to similar effect) promulgated under the Securities Act.

          "Rule 415 Offering" means an offering on a delayed or continuous basis pursuant to Rule 415 (or any successor rule to similar effect) promulgated under the Securities Act.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Selling Holder" means any Holder who sells Registrable Securities pursuant to a public offering registered hereunder.

          Section 1.2.  Usage.

                  (i) References to a Person are also references to its assigns and successors in interest (by means of merger, consolidation or sale of all or substantially all the assets of such Person or otherwise, as the case may be).

                  (ii) References to Registrable Securities "owned" by a Holder shall include Registrable Securities beneficially owned by such Person but which are held of record in the name of a nominee, trustee, custodian, or other agent, but shall exclude shares of Common Stock held by a Holder in a fiduciary capacity for customers of such Person.

                  (iii) References to a document are to it as amended, waived and otherwise modified from time to time and references to a statute or other governmental rule are to it as amended and otherwise modified from time to time (and references to any provision thereof shall include references to any successor provision).

                  (iv) References to Sections or to Schedules or Exhibits are to sections hereof or schedules or exhibits hereto, unless the context otherwise requires.

                  (v) The definitions set forth herein are equally applicable both to the



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         singular and plural forms and the feminine, masculine and neuter forms of the terms defined.

                  (vi) The term "including" and correlative terms shall be deemed to be followed by "without limitation" whether or not followed by such words or words of like import.

                  (vii) The term "hereof" and similar terms refer to this Agreement as a whole.

                  (viii) The "date of" any notice or request given pursuant to this Agreement shall be determined in accordance with Section 3.4.


                                    ARTICLE 2

                               REGISTRATION RIGHTS

          Section 2.1. Demand Registration. (a) At any time on or after the date ninety (90) days from the date of the Stock Purchase Agreement, upon written notice to the Issuer from a Holder or Holders holding a majority in interest of the Registrable Securities (the "Demand Request"), which notice requests, pursuant to this Section 2.1, that the Issuer effect the registration under the Securities Act of all of the Registrable Securities held by such requesting Holders, which notice shall specify the intended method or methods of disposition of such Registrable Securities, the Issuer shall prepare as soon as practicable and, within 20 days after such request, file with the Commission a registration statement with respect to such Registrable Securities and thereafter use all reasonable efforts to cause such registration statement to be declared effective under the Securities Act for purposes of dispositions in accordance with the intended method or methods of disposition stated in such request. Notwithstanding any other provision of this Agreement to the contrary:

                  (i) the Holders may collectively exercise their rights to request registration under this Section 2.1(a) on not more than one occasion (such registration being referred to herein as the "Demand Registration");

                  (ii) the method of disposition requested by Holders in connection with any Demand Registrations may not, without the Issuer's written consent, be a Rule 415 Offering;

                  (iii) the Issuer shall not be required to effect a Demand Registration hereunder if all securities that were Registrable Securities on the date hereof have ceased to be Registrable Securities; and



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                  (iv) the Issuer shall not be required to effect a Demand
         Registration hereunder, or to maintain any registration statement filed pursuant hereto effective after the date on which the Holders have met the holding period requirements pursuant to Rule 144.

                  (b) Notwithstanding any other provision of this Agreement to the contrary, a Demand Registration requested by Holders pursuant to this
Section 2.1 shall not be deemed to have been effected and, therefore, not requested and the rights of each Holder shall be deemed not to have been exercised for purposes of paragraph (a) above, (i) if such Demand Registration has not become effective under the Securities Act or (ii) if such Demand Registration, after it became effective under the Securities Act, was not maintained effective under the Securities Act (other than as a result of any stop order, injunction or other order or requirement of the Commission or other government agency or court solely on the account of a material misrepresentation or omission of a Holder) for at least 30 days (or such shorter period ending when all the Registrable Securities covered thereby have been disposed of pursuant thereto) (provided that such 30-day period shall be extended for such number of days that equals the number of days elapsing from (A) the date the written notice contemplated by Section 2.5(e) is given by the Issuer to (B) the date on which the Issuer delivers to the Holders of Registrable Securities the amendment contemplated by Section 2.5(e)), as a result thereof, the Registrable Securities requested to be registered cannot be distributed in accordance with the plan of distribution set forth in the related registration statement. The Holders shall not lose their right to a Demand Registration under Section 2.1 if the Demand Registration related to such Demand Request is delayed or not effected in the circumstances set forth in this Section 2.1(b).

                  (c) The Issuer shall have the right to cause the registration of additional equity securities for sale for the account of the Issuer in the registration of Registrable Securities requested by the Holders pursuant to
Section 2.1(a), provided that if such Holders are advised in writing (with a copy to the Issuer) by the lead or managing underwriter referred to in Section
2.2 that, in such underwriter's good faith view, all or a part of such Registrable Securities and additional equity securities cannot be sold and the inclusion of such Registrable Securities and additional equity securities in such registration would be likely to have an adverse effect on the price, timing or distribution of the offering and sale of the Registrable Securities and additional equity securities then contemplated, then the number of securities that can, in the good faith view of such underwriter, be sold in such offering without so adversely affecting such offering shall be allocated first, to the Registrable Securities proposed to be included in the Demand Registration by the Holders and second, to the securities of the Issuer proposed to be included in such registration by the Issuer for sale for its own account. The Holders of the Registrable Securities to be offered pursuant to paragraph (a) above may require that any such additional equity securities be included by the Issuer in the offering proposed by such Holders on the same conditions as the Registrable Securities that are included therein.

                  (d) Within seven days after delivery of a Demand Request by a Holder, the Issuer shall provide a written notice to each Holder, advising such Holder of its right to include all of the Registrable Securities held by such Holder for sale pursuant to the Demand Registration



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and advising such Holder of procedures to enable such Holder to elect to so include Registrable Securities for sale in such Demand Registration. Any Holder may, within twenty days of delivery to such Holder of a notice pursuant to this
Section 2.2(d), elect to so include Registrable Securities in such Demand Registration by written notice to such effect to the Issuer specifying the number of Registrable Securities desired to be so included by such Holder.


          Section 2.2. Other Matters In Connection With Registrations. In the event that any public offering pursuant to Section 2.1 shall involve, in whole or in part, an underwritten offering, the Issuer shall have the right to designate an underwriter or underwriters as the lead or managing underwriters of such underwritten offering; provided, however, that each Person so selected shall be reasonably acceptable the Holders owning a majority of the Registrable Securities proposed to be sold therein.

          Section 2.3. Certain Delay Rights. Notwithstanding anything else contained in this Agreement, with respect to any registration statement filed, or to be filed, pursuant to Section 2.1, if the Issuer provides written notice to each Holder that in the Issuer's good faith and reasonable judgment it would be materially disadvantageous to the Issuer (because the sale of Registrable Securities covered by such registration statement or the disclosure of information therein or in any related prospectus or prospectus supplement would materially interfere with any acquisition, financing or other material event or transaction in connection with which a distribution of securities for the account of the Issuer or eLoyalty is then intended or the public disclosure of which at the time would be materially prejudicial to the Issuer (a "Disadvantageous Condition")) for such a registration statement to be maintained effective, or to be filed and become effective, and setting forth the general reasons for such judgment, the Issuer shall be entitled to cause such registration statement to be withdrawn or the effectiveness of such registration statement terminated, or, in the event no registration statement has yet been filed, shall be entitled not to file any such registration statement, until such Disadvantageous Condition no longer exists (notice of which the Issuer shall promptly deliver to each Holder); provided, however, that in no event shall such registration pursuant to Section 2.1 be delayed in excess of 90 days, and such right to delay may be exercised by the Issuer only once in any twelve month period. With respect to each Holder, upon the receipt by such Holder of any such notice of a Disadvantageous Condition, if so directed by the Issuer by notice as aforesaid, such Holder will deliver to the Issuer all copies, other than permanent filed copies then in such Holder's possession, of the prospectus and prospectus supplements then covering such Registrable Securities at the time of receipt of such notice as aforesaid.

          Section 2.4. Expenses. Except as provided herein, the Issuer shall pay all Registration Expenses with respect to each registration hereunder. Notwithstanding the foregoing, (i) each Holder and the Issuer shall be responsible for its own internal administrative and similar costs, which shall not constitute Registration Expenses, (ii) each Holder shall be responsible for the legal fees and expenses of its own counsel (except as provided in clause
(viii) of the definition of Registration Expenses), and (iii) each Holder shall be responsible for all




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underwriting discounts and commissions, selling or placement agent or broker fees and commissions, and transfer taxes, if any, in connection with the sale of securities by such Holder.

          Section 2.5. Registration and Qualification. If and whenever the Issuer is required to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2.1, the Issuer shall use its reasonable efforts to:

          (a) prepare, file and cause to become effective a registration statement and such amendments and supplements thereto under the Securities Act relating to the Registrable Securities to be offered in accordance with the Holders' intended methods of disposition thereof;

          (b) prepare and file with the Commission such amendments to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities until the earlier of (i) such time as all Registrable Securities proposed to be sold therein have been disposed of in accordance with the intended methods of disposition set forth in such registration statement;
(ii) the expiration of 30 days after such registration statement becomes effective, provided, that such 30-day period shall be extended for such number of days that equals the number of days elapsing from (A) the date the written notice contemplated by paragraph (e) below is given by the Issuer to (B) the date on which the Issuer delivers to the Holders of Registrable Securities the amendment contemplated by paragraph (e) below and (iii) the date on which the Issuer is no longer required to effect a Demand Registration pursuant to Section 2.1(a)(iv);

          (c) furnish to the Holders of Registrable Securities and to any underwriter of such Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such documents incorporated by reference in such registration statement or prospectus, as the Holders of Registrable Securities or such underwriter may reasonably request;

          (d) use its reasonable efforts to furnish to any underwriter of such Registrable Securities an opinion of counsel for the Issuer and a "cold comfort" letter signed by the independent public accountants who have audited the financial statements of the Issuer included in the applicable registration statement, in each such case covering substantially such matters with respect to such registration statement (and the prospectus included therein) and the related offering as are customarily covered in opinions of issuer's counsel with respect thereto and in accountants' letters delivered to underwriters in underwritten public offerings of securities and such other matters as such underwriters may reasonably request; provided, however, that delivery of any such opinion or comfort letter shall be subject to the recipient furnishing such written representations or acknowledgments as are customarily provided by selling stockholders who receive such comfort letters or opinions;



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          (e) promptly notify the Selling Holders in writing (i) at any time when a prospectus relating to a registration pursuant to Section 2.1 is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (ii) of any request by the Commission or any other regulatory body or other body having jurisdiction for any amendment to any registration statement or other document relating to such offering, and in either such case, at the request of the Selling Holders prepare and furnish to the Selling Holders a reasonable number of copies of an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading;

          (f) use its reasonable efforts to list all such Registrable Securities covered by such registration on each securities exchange and automated interdealer quotation system on which the Common Stock is then listed;

          (g) furnish for delivery in connection with the closing of any offering of Registrable Securities pursuant to a registration effected pursuant to Section 2.1 unlegended certificates representing ownership of the Registrable Securities being sold in such denominations as shall be requested by the Selling Holders or the underwriters; and

          (h) register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Selling Holders; provided that the Issuer shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          Section 2.6. Underwriting; Due Diligence. (a) If requested by the underwriters for any underwritten offering of Registrable Securities pursuant to a registration requested under this Article 2, the Issuer shall enter into an underwriting agreement with such underwriters for such offering, which agreement will contain such representations and warranties by the Issuer and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnification and contribution provisions substantially to the effect and to the extent provided in Section 2.7, and agreements as to the provision of opinions of counsel and accountants' letters to the effect and to the extent provided in Section 2.5(d). Such underwriting agreement shall also contain such representations and warranties by such Selling Holders and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnification and contribution provisions substantially to the effect and to the extent provided in Section 2.7.



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          (b) In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act pursuant to this Article 2, the Issuer shall give the Holders of such Registrable Securities and the underwriters, if any, and their respective counsel and accountants (the identity and number of whom shall be reasonably acceptable to the Issuer), such reasonable and customary access to its books, records and properties and such opportunities to discuss the business and affairs of the Issuer with its officers and the independent public accounts who have certified the financial statements of the Issuer as shall be necessary, in the opinion of such Holders and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

          Section 2.7. Indemnification and Contribution. (a) To the extent permitted by applicable law, the Issuer agrees to indemnify and hold harmless each Selling Holder and each person, if any, who controls each Selling Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities as incurred (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or any amendment thereof, any preliminary prospectus or prospectus (as amended if the Issuer shall have furnished any amendments thereto) relating to the Registrable Securities, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished to the Issuer in writing by a Selling Holder expressly for use therein. The Issuer also agrees to indemnify any underwriter of the Registrable Securities so offered and each person, if any, who controls such underwriter on substantially the same basis as that of the indemnification by the Issuer of the Selling Holder provided in this Section 2.7(a).

          (b) To the extent permitted by applicable law each Selling Holder agrees to indemnify and hold harmless the Issuer, its directors, the officers who sign the registration statement and each person, if any, who controls the Issuer within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all loses, claims, damages, liabilities as incurred (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or any amendment thereof, any preliminary prospectus or prospectus (as amended if the Issuer shall have furnished any amendments thereto) relating to the Registrable Securities, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information furnished in writing by such Selling Holder (or any representative thereof) expressly for use in a registration statement, any preliminary prospectus, prospectus or any amendments thereto. Each Selling Holder also agrees to indemnify any underwriter of the Registrable Securities so offered and each



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person, if any, who controls such underwriter on substantially the same basis as that of the indemnification by such Selling Holder of the Issuer provided in this Section 2.7(b); provided, however, that the indemnity agreement contained in this Section 2.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld);
and provided, further, that in no event shall any indemnity under this Section 2.7(b) exceed the gross proceeds from the offering received by such Holder.

          (c) Each party indemnified under paragraph (a) or (b) above shall, promptly after receipt of notice of a claim or action against such indemnified party in respect of which indemnity may be sought hereunder, notify the indemnifying party in writing of the claim or action; provided that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party on account of the indemnity agreement contained in paragraph (a) or (b) above except to the extent that the indemnifying party was actually prejudiced by such failure, and in no event shall such failure relieve the indemnifying party from any other liability that it may have to such indemnified party. If any such claim or action shall be brought against an indemnified party, and it shall have notified the indemnifying party thereof, unless based on the written advice of counsel to such indemnified party a conflict of interest between such indemnified party and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 2.7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof. Any indemnifying party against whom indemnity may be sought under this Section 2.7 shall not be liable to indemnify an indemnified party if such indemnified party settles such claim or action without the consent of the indemnifying party. The indemnifying party may not agree to any settlement of any such claim or action, other than solely for monetary damages for which the indemnifying party shall be responsible hereunder, the result of which any remedy or relief shall be applied to or against the indemnified party, without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld. In any action hereunder as to which the indemnifying party has assumed the defense thereof, the indemnified party shall continue to be entitled to participate in the defense thereof, with counsel of its own choice, but the indemnifying party shall not be obligated hereunder to reimburse the indemnified party for the costs thereof.

          (d) If the indemnification provided for in this Section 2.7 shall for any reason be unavailable (other than in accordance with its terms) to an indemnified party in respect of any loss, liability, cost, claim or damage referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, cost, claim or damage in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions



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that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Issuer on the one hand and the Selling Holders on the other hand shall be determined by reference to, among other things, the parties' relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnified party as a result of the loss, cost, claim, damage or liability, or action in respect thereof, referred to above in this Section 2.7(d) shall be deemed to include, for purposes of this
Section 2.7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. The Issuer and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 2.7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding any other provision of this Section 2.7, no Selling Holder shall be required to contribute any amount in excess of the gross proceeds from the offering received by such Selling Holder.

          (e) The obligations of the parties under this Section 2.7 shall be in addition to any liability which any party may otherwise have to any other party.


                                    ARTICLE 3

                                  MISCELLANEOUS

          Section 3.1. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

          Section 3.2. Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

          Section 3.3. Amendments, Waivers, Etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by the Issuer and Holders representing a majority of the Registrable Securities then held by all Holders.

          Section 3.4. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if given) by hand delivery or telecopy, or by any courier service, such as Federal Express, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the address or telecopy number set forth on the signature pages hereto or such other address as any party shall give the other parties hereto notice of in writing.

          Section 3.5. Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

          Section 3.6. No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

          Section 3.7. No Third Party Beneficiaries. This Agreement is not intended to be for the benefit of, and shall not be enforceable by, any Person who or which is not a party hereto.

          Section 3.8. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Illinois, without giving effect to the principles of conflicts of law thereof.

          Section 3.9. Descriptive Headings. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

          Section 3.10. Counterparts. This Agreement may be executed in counterpart, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same Agreement.

          IN WITNESS WHEREOF, the Issuer and the Investors have caused this Agreement to be duly executed as of the day and year first above written.

                                TECHNOLOGY SOLUTIONS COMPANY
                                a Delaware corporation



                                By:  /s/ William H. Waltrip
                                    -----------------------------
                                    Name:  William H. Waltrip
                                    Title: Chairman of the Board

          IN WITNESS WHEREOF, the Issuer and the Investors have caused this Agreement to be duly executed as of the day and year first above written.

                              INVESTORS:

                              TCV III STRATEGIC PARTNERS, L.P.
                              a Delaware Limited Partnership
                              By:   Technology Crossover Management III, L.L.C.,
                              Its:  General Partner



                              By:  /s/ Robert C. Bensky
                                  ---------------------------------
                                  Name:  Robert C. Bensky
                                  Title: Chief Financial Officer

                              Mailing Address:
                                      Technology Crossover Ventures
                                      56 Main Street, Suite 210
                                      Millburn, NJ  07041
                                      Attention:  Robert C. Bensky
                                      Phone:  (973) 467-5320
                                      Fax:    (973) 467-5323

                                with a copy to:
                                        Technology Crossover Ventures
                                        575 High Street, Suite 400
                                        Palo Alto, CA  94301
                                        Attention:  Jay C. Hoag
                                        Phone:  (650) 614-8210
                                        Fax:    (650) 614-8222

          IN WITNESS WHEREOF, the Issuer and the Investors have caused this Agreement to be duly executed as of the day and year first above written.

                              INVESTORS:

                              TCV III (GP)
                              a Delaware General Partnership
                              By:   Technology Crossover Management III, L.L.C.,
                              Its:  General Partner



                              By:  /s/ Robert C. Bensky
                                  -------------------------------
                                  Name:  Robert C. Bensky
                                  Title: Chief Financial Officer

                              TCV III, L.P.
                              a Delaware Limited Partnership
                              By:   Technology Crossover Management III, L.L.C.,
                              Its:  General Partner



                              By:  /s/ Robert C. Bensky
                                  ----------------------------------
                                  Name:  Robert C. Bensky
                                  Title: Chief Financial Officer

                              TCV III (Q), L.P.
                              a Delaware Limited Partnership
                              By:  Technology Crossover Management III, L.L.C.,
                              Its: General Partner



                              By:  /s/ Robert C. Bensky
                                  ----------------------------------
                                  Name:  Robert C. Bensky
                                  Title: Chief Financial Officer

          IN WITNESS WHEREOF, the Issuer and the Investors have caused this Agreement to be duly executed as of the day and year first above written.

                             INVESTORS:

                             SUTTER HILL VENTURES
                             a California Limited Partnership



                             By:  /s/ Tench Coxe
                                 ------------------------------------
                                 Name:  Tench Coxe
                                 Title: Managing Director of the General Partner


                             Mailing Address:
                                    Sutter Hill Ventures
                                    755 Page Mill Road, Suite A-200
                                    Palo Alto, CA  94304-1005
                                    Attention:  Tench Coxe
                                    Phone:  (650) 493-5600
                                    Fax:    (650) 858-1854